PIMCO Variable Insurance Trust

                          Supplement dated May 22, 2001
                                     to the
                          Prospectus dated May 1, 2001




Change to the PIMCO Emerging Markets Bond Portfolio

     Effective May 22, 2001, the credit quality guidelines of the PIMCO Emerging Markets Bond Portfolio (the "Portfolio") will be changed to provide that the Portfolio may invest in securities rated Caa or higher by Moody's Investors Service, Inc. ("Moody's") or CCC or higher by Standard & Poor's Ratings Services ("S&P") or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality subject to a maximum of 35% of assets in securities rated lower than B. Prior to that date, the Portfolio limited its investments to securities rated at least B by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. This change revises the disclosure in the prospectus regarding the credit quality of investments of the Emerging Markets Bond Portfolio.